UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 2.02. Results of Operations and Financial Condition.

Motus GI Holdings, Inc. (the “Company”) issued a press release on August 12, 2021, disclosing financial information and operating metrics for its fiscal quarter ended June 30, 2021 and discussing its business outlook. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 11, 2021, the Company held its Annual Meeting of Stockholders. The stockholders of the Company acted upon the following proposals at the Annual Meeting: (1) proposal for the election of directors; (2) proposal for the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021; and (3) proposal for an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000. The final voting results were as follows:

1. The election of each of Timothy P. Moran, Mark Pomeranz, David Hochman, Darren Sherman, Samuel Nussbaum, Shervin Korangy, Gary J. Pruden and Sonja Nelson as directors to hold office for a term of one year, until their successor is duly elected and qualified or they are otherwise unable to complete their term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Timothy P. Moran	11,533,377	255,590	15,225,246
Mark Pomeranz	11,504,166	284,801	15,225,246
David Hochman	8,074,532	3,714,435	15,225,246
Darren Sherman	11,274,354	514,613	15,225,246
Samuel Nussbaum	11,182,789	606,178	15,225,246
Shervin Korangy	11,536,326	252,641	15,225,246
Gary J. Pruden	11,398,225	390,742	15,225,246
Sonja Nelson	11,547,497	241,470	15,225,246

2. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,766,669	194,582	52,962	0

3. The proposal to approve an amendment to the Company’s certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock from 115,000,000 to 165,000,000 was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,369,933	6,392,200	252,080	0

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release issued by Motus GI Holdings, Inc., dated August 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: August 12, 2021	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

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